Exhibit 99.1

Revised General Cable Corporation Fourth Quarter and Full Year 2014 Results

The following changes to the Company’s press release and slides providing information on its results of operations for the three months and fiscal year ended December 31, 2014 (the “Earnings Release”), which was issued on February 4, 2015, reflect the impact of an accrual of $24 million described in Item 2.02 of the Amended Form 8-K filed on February 25, 2015. Subsequent to the Company’s issuance of the Earnings Release, but prior to the filing of its Annual Report on Form 10-K for the year ended December 31, 2014, the Company concluded that it was able to reasonably estimate the amount of profit derived from sales made to the Angolan government-owned public utilities in connection with the payments described in Item 2.02 of the Amended Form 8-K, which the Company believes are likely to ultimately be disgorged. Other than as set forth below and in Item 2.02 of the Amended Form 8-K, the information contained in the Original Form 8-K shall remain unchanged.

Fourth Quarter 2014

•	Consolidated Results

•	Reported selling, general and administrative costs were $112.5 million, changed from $88.5 million

•	Reported operating loss was $9.8 million, changed from operating income of $14.2 million

•	Reported net loss was $163.2 million, changed from $139.2 million

•	Reported diluted loss per share was $3.35, changed from $2.86

•	North America Segment Results

•	Reported operating income was $20.0 million, changed from $44.0 million

Full Year 2014

•	Consolidated Results

•	Reported selling, general and administrative costs were $450.7 million, changed from $426.7 million

•	Reported operating loss was $311.4 million, changed from $287.4 million

•	Reported net loss was $627.6 million, changed from $603.6 million

•	Reported diluted loss per share was $12.86, changed from $12.37

•	North America Segment Results

•	Reported operating income was $118.5 million, changed from $142.5 million

General Cable Corporation and Subsidiaries

Consolidated Statements of Operations

(in millions, except per share data)

(unaudited)

	Three Fiscal Months Ended		Twelve Fiscal Months Ended
	December 31,	December 31,	December 31,	December 31,
	2014	2013	2014	2013
Net sales	$1,546.7	$1,661.3	$5,979.8	$6,421.2
Cost of sales	1,444.0	1,467.5	5,586.6	5,717.5

Gross profit	102.7	193.8	393.2	703.7
Selling, general and administrative expenses	112.5	128.6	450.7	492.0
Goodwill impairment charge	—	—	155.1	—
Intangible asset impairment charges	—	—	98.8	—

Operating income (loss)	(9.8)	65.2	(311.4)	211.7
Other expense	(101.5)	(7.9)	(212.9)	(66.7)
Interest income (expense):
Interest expense	(30.7)	(34.2)	(116.3)	(124.9)
Interest income	1.5	2.2	4.5	6.9

	(29.2)	(32.0)	(111.8)	(118.0)

Income (loss) before income taxes	(140.5)	25.3	(636.1)	27.0
Income tax (provision) benefit	(22.1)	(8.9)	(8.3)	(38.8)
Equity in net earnings of affiliated companies	0.5	0.2	1.4	1.7

Net income (loss) including noncontrolling interests	(162.1)	16.6	(643.0)	(10.1)
Less: preferred stock dividends	—	0.1	—	0.3
Less: net income (loss) attributable to noncontrolling interest	1.1	2.8	(15.4)	7.7

Net income (loss) attributable to Company common shareholders	$(163.2)	$13.7	$(627.6)	$(18.1)

Earnings (loss) per share
Earnings (loss) per common share - basic	$(3.35)	$0.28	$(12.86)	$(0.37)

Weighted average common shares - basic	48.7	49.4	48.8	49.4

Earnings (loss) per common share- assuming dilution	$(3.35)	$0.27	$(12.86)	$(0.37)

Weighted average common shares- assuming dilution	48.7	50.7	48.8	49.4

General Cable Corporation and Subsidiaries

Consolidated Statements of Operations

Segment Information

(in millions)

(unaudited)

	Three Fiscal Months Ended		Twelve Fiscal Months Ended
	December 31,	December 31,	December 31,	December 31,
	2014	2013	2014	2013
Revenues (as reported)
North America	$666.0	$676.9	$2,550.1	$2,751.6
Europe	341.4	417.2	1,330.8	1,448.7
Latin America	283.1	322.2	1,143.0	1,211.9
Asia Pacific and Africa	256.2	245.0	955.9	1,009.0

Total	$1,546.7	$1,661.3	$5,979.8	$6,421.2

Revenues (metal adjusted) (1)
North America	$666.0	$681.3	$2,550.1	$2,738.8
Europe	341.4	412.4	1,330.8	1,429.1
Latin America	283.1	317.7	1,143.0	1,192.5
Asia Pacific and Africa	256.2	239.5	955.9	987.8

Total	$1,546.7	$1,650.9	$5,979.8	$6,348.2

Metal Pounds Sold
North America	148.8	152.2	553.4	590.0
Europe	47.7	58.0	200.4	234.2
Latin America	76.5	80.1	307.5	287.9
Asia Pacific and Africa	55.1	51.1	197.4	200.9

Total	328.1	341.4	1,258.7	1,313.0

Operating Income (loss)
North America	$20.0	$22.8	$118.5	$127.5
Europe	9.5	9.9	(94.0)	(7.8)
Latin America	(43.1)	22.7	(246.6)	44.2
Asia Pacific and Africa	3.8	9.8	(89.3)	47.8

Total	$(9.8)	$65.2	$(311.4)	$211.7

Adjusted Operating Income (loss) (2)
North America	$31.8	$27.6	$150.2	$144.6
Europe	5.6	9.9	11.8	8.5
Latin America	3.0	3.4	(7.2)	(1.3)
Asia Pacific and Africa	6.0	9.8	26.9	48.9

Total	$46.4	$50.7	$181.7	$200.7

Return on Metal Adjusted Sales (3)
North America	4.8%	4.1%	5.9%	5.3%
Europe	1.6%	2.4%	0.9%	0.6%
Latin America	1.1%	1.1%	-0.6%	-0.1%
Asia Pacific and Africa	2.3%	4.1%	2.8%	5.0%
Total Company	3.0%	3.1%	3.0%	3.2%

Capital Expenditures
North America	$11.4	$9.7	$38.4	$33.5
Europe	1.0	1.7	9.5	14.1
Latin America	5.2	7.1	25.6	21.5
Asia Pacific and Africa	3.8	5.2	16.1	20.0

Total	$21.4	$23.7	$89.6	$89.1

Depreciation & Amortization
North America	$10.7	$11.5	$44.5	$45.1
Europe	6.4	9.3	33.2	35.8
Latin America	6.1	7.8	27.6	32.3
Asia Pacific and Africa	5.6	4.3	21.1	20.3

Total	$28.8	$32.9	$126.4	$133.5

Revenues by Major Product Lines
Electric Utility	$558.1	$626.4	$2,006.1	$2,148.5
Electrical Infrastructure	392.5	425.4	1,589.5	1,674.2
Construction	368.4	359.7	1,440.4	1,568.9
Communications	141.7	158.6	570.4	713.0
Rod Mill Products	86.0	91.2	373.4	316.6

Total	$1,546.7	$1,661.3	$5,979.8	$6,421.2

(1)	Metal-adjusted revenues, a non-GAAP financial measure, is provided in order to eliminate an estimate of metal price volatility from the comparison of revenues from one period to another.
(2)	Adjusted operating income (loss) is a non-GAAP financial measure. The company is providing adjusted operating income (loss) on a segment basis because management believes it is useful in analyzing the operating performance of the business and is consistent with how management reviews the underlying business trends.
(3)	Return on Metal Adjusted Sales is calculated on Adjusted Operating Income (Loss)

GENERAL CABLE CORPORATION AND SUBSIDIARIES

Consolidated Balance Sheets

(in millions, except share data)

	December 31, 2014	December 31, 2013
	(unaudited)
Assets
Current Assets:
Cash and cash equivalents	$205.8	$418.8
Receivables, net of allowances of $32.0 million at December 31, 2014 and $39.2 million at December 31, 2013	1,007.0	1,171.7
Inventories	1,018.8	1,239.6
Deferred income taxes	32.4	50.2
Prepaid expenses and other	132.1	126.2

Total current assets	2,396.1	3,006.5
Property, plant and equipment, net	758.4	1,092.0
Deferred income taxes	24.8	15.8
Goodwill	26.1	184.6
Intangible assets, net	65.1	182.9
Unconsolidated affiliated companies	17.5	19.0
Other non-current assets	78.7	78.1

Total assets	$3,366.7	$4,578.9

Liabilities and Total Equity
Current Liabilities:
Accounts payable	$672.1	$870.6
Accrued liabilities	407.2	434.9
Current portion of long-term debt	403.5	250.3

Total current liabilities	1,482.8	1,555.8
Long-term debt	933.9	1,136.6
Deferred income taxes	183.0	233.8
Other liabilities	240.0	255.9

Total liabilities	2,839.7	3,182.1

Commitments and Contingencies
Redeemable noncontrolling interest	13.8	17.0
Total Equity:
Common stock, $0.01 par value, issued and outstanding shares: December 31, 2014 - 48,683,493 (net of 10,126,473 treasury shares) December 31, 2013 - 49,598,653 (net of 9,211,857 treasury shares)	0.6	0.6
Additional paid-in capital	714.8	699.6
Treasury stock	(184.3)	(155.3)
Retained earnings	184.4	847.4
Accumulated other comprehensive loss	(263.4)	(112.1)

Total Company shareholders’ equity	452.1	1,280.2
Noncontrolling interest	61.1	99.6

Total equity	513.2	1,379.8

Total liabilities and equity	$3,366.7	$4,578.9

General Cable Corporation and Subsidiaries

Non-GAAP Reconciliation

	4th Quarter		12 Months Ended
	2014		2014
In millions	Operating Income	EPS	Operating Income	EPS
As reported	$(9.8)	$(3.35)	$(311.4)	$(12.86)
Adjustments to Reconcile Operating Income/EPS
Non-cash convertible debt interest expense	—	0.01	—	0.04
Mark to market (gain) loss on derivative instruments	—	0.04	—	0.09
Restructuring and severance charges	25.5	0.36	187.6	3.59
Restatement, forensic and acquisition costs	3.9	0.05	13.0	0.16
European Commission	—	—	2.5	0.03
Submarine cable business	—	—	—	—
Goodwill/intangibles asset impairment	—	—	250.6	4.35
Projects and insurance claim settlements	(17.2)	(0.21)	(22.2)	(0.27)
Brazil impairment	—	—	13.1	0.16
Legal and tax assessments	—	—	—	—
Mexico impairment	—	—	—	—
Foreign Corrupt Practices Act (FCPA) accrual	24.0	0.49	24.0	0.49
Gain on sale of investment/assets	(17.6)	(0.22)	(17.6)	(0.22)
Venezuela (income)/loss	37.6	2.98	42.1	4.94
Effective tax rate adjustment	—	—	—	0.13

Total Adjustments	56.2	3.50	493.1	13.49

Adjusted	$46.4	$0.15	$181.7	$0.63

Adjusted operating income (defined as operating income before extraordinary, nonrecurring or unusual charges and other certain items) and adjusted earnings per share (defined as diluted earnings per share before extraordinary, nonrecurring or unusual charges and other certain items), are “non-GAAP financial measures” as defined under the rules of the Securities and Exchange Commission.

These Company-defined non-GAAP financial measures are being provided herein because management believes they are useful in analyzing the operating performance of the business and are consistent with how management reviews the underlying business trends. Use of these non-GAAP measures may be inconsistent with similar measures presented by other companies and should only be used in conjunction with the Company’s results reported according to GAAP. Adjusted results and guidance reflect the removal of the impact of our Venezuelan operations on a standalone basis due to the ongoing economic and political uncertainty in that country, principally driven by the foreign currency exchange system, government-imposed profit caps/limitations and limited access to U.S. dollars for the import of raw materials. However, we expect ongoing operations in Venezuela to continue, and we cannot predict the amounts of any future income or expenses we may incur relating to our Venezuelan operations. Certain historical results of our Venezuelan operations on a standalone basis are provided in the Fourth Quarter 2014 Investor Presentation available on the Company’s website. A reconciliation of adjusted operating income to reported operating income and adjusted earnings per share to reported earnings per share for the fourth quarter of 2014 and the 12 months ended 2014 is set forth in the table above.